M E M O R A N D U M




TO:               [  NAME  ]

FROM:          LARRY  WILSON

CC:               GIL  JOHNSON

DATE:          MARCH  19,  1999

SUBJECT:          1999  BONUS  PLAN  -  NOTICE  OF  ELIGIBILITY



I.     BONUS  PLAN  ELIGIBILITY
       ------------------------

You will have the potential to receive a bonus of:

     60% of salary (based upon your annual salary as of 30 September 1999).

II.     BONUS CRITERIA AND WEIGHTING
        ----------------------------

Each of the following criteria represent a portion of the above bonus and are weighted as follows:

     [INDIVIDUAL WEIGHTING]     ---     Earnings Per Share

     [INDIVIDUAL WEIGHTING]     ---     Business Unit Profit Plan

     [INDIVIDUAL WEIGHTING]     ---     Business Unit Profit Growth


BUSINESS UNIT means [BUSINESS GROUP].


III.     BONUS CRITERIA AND OPERATION
         ----------------------------

A.     EARNINGS PER SHARE (EPS)      --     Target EPS
       ------------------------

The 1999 target to earn 100% of this bonus criteria is [EPS TARGET] per

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     share on a diluted basis.

2. A pro-rata portion of this bonus criteria is earned for each $.01 of earnings in excess of [MINIMUM EPS TARGET] up to [EPS TARGET]. ($.01 = 6.25% of this criteria)

B.     BUSINESS UNIT PROFIT PLAN       --     Target 100% of plan
       -------------------------

1. The 1999 target to earn 100% of this Bonus criteria is achieving 100% of 1999 Business Unit Profit Plan.

2. A pro-rata portion of this bonus criteria is earned for each 1% growth in earnings in excess of 90% up to 100% of plan (each 1% of profit plan over
90% =10% of this criteria).

3. In addition, if 100% of profit plan is exceeded, then 1% additional bonus potential is earned for each 1% in excess of 100% with a maximum of 10%.

C.     BUSINESS UNIT PROFIT GROWTH  --     [TARGET]
       ---------------------------

4. The 1999 target is to earn 100% of this bonus criteria is achievement of 25% business unit profit growth.

5. A pro-rata portion of this bonus criteria is earned for each 1% growth in earnings in excess of 15% growth up to 25% growth (each 1% growth in excess of 15% = 10% of criteria).

D.     CLIENT AND EMPLOYEE SATISFACTION IMPROVEMENT
       --------------------------------------------

If 100% of the Profit Plan and Profit Growth Targets are achieved, then an additional 5% bonus potential may be achieved if both Employee and Client satisfaction increase by 10% or more.

E.     BUSINESS UNIT MARGIN PLAN
       -------------------------

If Business Unit Margin Plan includes Professional Services and/or ITO Services and margin level in 1999 declines from 1998 level, then for each 1% decline in profit margin the bonus potential in I. above will be reduced by 10%.
(If 1998 margin was 20% and 1999 margin is 19%, then 10% reduction in bonus potential in I. above).

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IV.     ADDITIONAL BONUS QUALIFICATIONS
        -------------------------------

A. Your bonus, as well as all other bonuses under this 1999 Bonus Plan, is subject to the discretion and authorization of the Board of Directors and management based upon their evaluation of your's and the Company's 1999 performance. The amount of any bonus may be adjusted, in whole or in part, prior to payment.

B. You must be employed by the Company on the date of bonus payment approval by the Board of Directors.

C. Bonuses for employees who join the Company after 1 January 1999 and before 30 September 1999 will be prorated.

V.     RESTRICTED STOCK PLAN
       ---------------------

The Policy Management Systems Corporation Restricted Stock Plan ("Plan") will apply in the payment of all management bonuses under the 1999 Bonus Plan. Participation in the Plan is required for all employees holding the office of Vice President and above and is voluntary for all other bonus eligible management. Application of the Plan to international personnel varies depending upon the international location.

The Plan and its Prospectus and a current list of the countries participating under the Restricted Stock Ownership Plan may be found on the intranet at the Legal Department's web page.

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                             SCHEDULE OF PARTICULARS
                          FOR NAMED EXECUTIVE OFFICERS
                               RE: 1999 BONUS PLAN




                              SECTION II - INDIVIDUAL WEIGHTING
                              ---------------------------------

NAMED EXECUTIVE                    BUSINESS UNIT          BUSINESS UNIT
     OFFICER               EPS          PROFIT PLAN          PROFIT GROWTH
     -------               ---          -----------          -------------


DAVID T. BAILEY               40%               40%                    20%
STEPHEN MORRISON               70               20                    10
MICHAEL W. RISLEY               40               40                    20
TIMOTHY V. WILLIAMS               70               20                    10
G. LARRY WILSON               100               ---                    ---